UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):     December 9, 2005

NDCHEALTH CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-12392	58-0977458
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

NDC Plaza, Atlanta, Georgia 30329-2010

(Address of Principal Executive Offices) (Zip Code)

(404) 728-2000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 9, 2005, NDCHealth Corporation issued a press release announcing that in connection with its previously announced business combination with Per-Se Technologies, Inc., it has commenced a cash tender offer and consent solicitation for any and all of its $200 million outstanding principal amount of 10 1/2% senior subordinated notes due 2012. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description

99.1	Press Release dated December 9, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NDCHEALTH CORPORATION

By: /s/ James W. Fitzgibbons

Name: James W. Fitzgibbons

Title: Vice President and Chief Accounting Officer

Dated:	December 9, 2005

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated December 9, 2005.